UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2021
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
0.00% Senior Notes due 2022	MDT/22B	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.000% Senior Notes due 2023	MDT/23C	New York Stock Exchange
0.25% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.00% Senior Notes due 2031	MDT/31A	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.50% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.75% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Bradley E. Lerman to retire as Senior Vice President, General Counsel and Corporate Secretary

On June 24, 2021, Bradley E. Lerman notified the board of directors of Medtronic plc (the “Company”) that he had decided to retire as Senior Vice President, General Counsel and Corporate Secretary of the Company, effective as of December 31, 2021. Mr. Lerman has been a member of the Company’s executive committee for over seven years and will retire following an over 40-year career in law ranging from the public sector to private practice, serving in the financial services, pharmaceutical and medical technology sectors. In accordance with the Company’s ongoing executive officer succession planning process, an internal and external candidate search has been initiated to identify Mr. Lerman’s successor and ensure a seamless transition.

Appointment of Jennifer Kirk as Principal Accounting Officer, Global Controller and Chief Accounting Officer

Following the recent retirement of the Company’s controller and the separate recent retirement of the Company’s chief accounting officer, the Company has consolidated those roles into the new role of Principal Accounting Officer, Global Controller and Chief Accounting Officer, and on June 25, 2021 the board of directors of the Company appointed Jennifer Kirk as Principal Accounting Officer, Global Controller and Chief Accounting Officer of the Company, effective June 30, 2021. Prior to joining the Company, Ms. Kirk, 46, was Senior Vice President, Integration and Value Capture for Occidental Petroleum Corporation (“Occidental”). Prior to that role, Ms. Kirk served in a variety of accounting and finance roles at Occidental, including as Vice President, Controller and Principal Accounting Officer. Ms. Kirk joined Occidental in 1999 from Arthur Andersen LLP. Ms. Kirk is a certified public accountant who received her bachelor’s degree in economics from the University of California, Santa Barbara, and her masters in business administration from California State University, Bakersfield. Ms. Kirk is also a current member of the board of directors of Republic Services, Inc., where she has served as a director since 2016.

In connection with the appointment of Ms. Kirk as Principal Accounting Officer, Global Controller and Chief Accounting Officer of the Company, Ms. Kirk will receive a base salary and participate in the Company’s short term incentive program, the Medtronic Incentive Plan (“MIP”), as well as the Company’s Long-Term Incentive Plan (“LTIP”) at levels commensurate with other similarly situated persons at the Company. The MIP and LTIP programs are outlined in the Company’s definitive proxy statement dated October 13, 2020. Ms. Kirk’s MIP and LTIP awards will be considered on an annual basis by the compensation committee of the board of directors. Ms. Kirk’s employment will be on an at-will basis and may be terminated at any time by either party, provided that if the Company terminates Ms. Kirk’s employment without “cause” (as defined in the Company’s Amended and Restated 2013 Stock Award and Incentive Plan), and contingent upon Ms. Kirk signing and complying with a severance and release agreement, the Company will pay or provide Ms. Kirk with: (i) an amount equal to two times the sum of Ms. Kirk’s then-current base salary and the lesser of (a) the target annual cash opportunity under MIP or (b) the actual or forecasted payout of the MIP based on performance, (ii) the value of 24 months of continued medical, vision and dental benefits, and (iii) two years continued participation by Ms. Kirk and eligible dependents in all medical, vision and dental plans upon the same terms as active Company employees (subject to Ms. Kirk’s payment of COBRA premiums).

The Company’s Section 16 Officer Change in Control Policy will also apply to Ms. Kirk. The Change in Control Policy provides for a severance payment if an adverse change to an executive’s salary, bonus opportunity, benefits or location of employment, including a termination without cause or a resignation for good reason, occurs within three years after a “change of control.” The payment would be equal to accrued salary and annual and long-term incentives through the date of termination as well as accrued vacation pay, accrued pension benefits and any outstanding deferred compensation, and, except in the event of death or disability, a lump sum severance payment equal to prorated value of Highest Annual Bonus (defined as greater of average of bonus received for last three completed fiscal years preceding year of termination and bonus payable for most recently completed fiscal year) and three times the sum of the executive’s base salary and Highest Annual Bonus. Additionally, the executive is entitled to certain retirement and welfare benefits. In addition, incentive awards will accelerate if not replaced by a qualifying replacement awards following a change in control or upon a termination without cause or a resignation for good reason within two years of a change in control.

Ms. Kirk has entered into a standard Employee Agreement with the Company on the same form as all other officers, which contains provisions relating to confidentiality, post-employment restrictions and inventions. Ms. Kirk will be subject to standard non-competition restrictions for two years and standard non-solicitation restrictions for one year following termination of her employment with the Company for any reason. Ms. Kirk’s equity grants will be governed by the Company’s standard forms of non-qualified stock option and restricted stock unit award agreements for executive officers.

There are no family relationships between Ms. Kirk and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than her employment at the Company, there are no transactions between Ms. Kirk or any member of her immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. Furthermore, there are no arrangements or understandings between Ms. Kirk and any other persons pursuant to which Ms. Kirk was selected as the Principal Accounting Officer, Global Controller and Chief Accounting Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

Date: June 30, 2021	By	/s/ Karen L. Parkhill
Karen L. Parkhill
Executive Vice President and Chief Financial Officer